                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               September 17, 2002
                               ------------------
                Date of Report (date of earliest event reported):

                            Euronet Worldwide, Inc.
                            -----------------------
             (Exact name of registrant as specified in its charter)


Delaware                                                       04-2806888
----------------------------      -------------------       -----------------
(State or other jurisdiction         (Commission              (IRS Employer
of incorporation)                    File Number)                ID Number)


4601 College Boulevard
Leawood, Kansas                                        66211
---------------                                      -----------
(Address of principal executive offices)             (Zip Code)


Registrant's Telephone Number, including area code:   (913) 327-4200



                                          N/A
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.

On September 17, 2002, Euronet Worldwide, Inc. issued the attached press release.


ITEM 7.  Exhibits

Exhibit 99.1 - Press Release Dated September 17, 2002



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Euronet Worldwide, Inc.


                                                By: /s/ Daniel R. Henry
                                                   ----------------------------
                                                        Daniel R. Henry
                                                        Chief Operating Officer

Date:  September 24, 2002




                                       2